UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026 (February 4, 2026)

Forgent Power Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43102	39-3386651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 Dayton Parkway

Dayton, MN 55369

(763) 588-0536

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (763) 588-0536

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	FPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by Forgent Power Solutions, Inc. (the “Company”) of its Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated February 4, 2026, filed with the Securities and Exchange Commission on February 6, 2026, pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-292632) (as amended, the “Registration Statement”), the Company entered into the following agreements:

•	the Underwriting Agreement, dated February 4, 2026, by and among the Company and the other parties thereto (the “Underwriting Agreement”)

•	the Tax Receivable Agreement, dated February 4, 2026, by and among the Company and each of the other parties from time to time thereto (the “Tax Receivable Agreement”);

•	the Registration Rights Agreement, dated February 4, 2026, by and among the Company and each of the other parties from time to time thereto (the “Registration Rights Agreement”);

•	the Second Amended and Restated Opco LLC Agreement, dated February 4, 2026, by and among the Company and the other parties thereto (the “Second A&R Opco LLC Agreement”);

•

the Stockholders Agreement, dated as of February 4, 2026, by and among the Company, Forgent Parent I LP, Forgent Parent II LP, Forgent Parent III LP and Forgent Parent IV LP (the “Stockholders Agreement”); and

•	the Opco LLC Interest Redemption Agreement, dated January 26, 2026, by and among the Company and the other parties thereto (the “Opco LLC Interest Redemption Agreement”).

Copies of the Underwriting Agreement, the Tax Receivable Agreement, the Registration Rights Agreement, the Second A&R Opco LLC Agreement, the Stockholders Agreement and the Opco LLC Interest Redemption Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as those described in, and previously filed as exhibits to, the Registration Statement. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.02	Unregistered Shares of Equity Securities

In connection with the consummation of the Offering, (i) the Company issued to the existing holders of Forgent Power Solutions LLC’s LLC interests 90,167,635 shares of Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), and (ii) Forgent Power Solutions LLC sold 16,586,427 of its LLC interests to Forgent Intermediate LLC.

Pursuant to the Second A&R Opco LLC Agreement, Existing Opco LLC Owners (as defined in the Registration Statement) and their respective permitted transferees may, subject to certain exceptions, from time to time at their option require Forgent Power Solutions LLC to redeem all or a portion of their Opco LLC Interests (as defined in the Registration Statement) in exchange for, at our election, newly issued shares of our Class A Common Stock on a one-for-one basis or a cash payment equal to a volume-weighted average market price of one share of our Class A Common Stock for each Opco LLC Interest so redeemed; provided that, at our election, we may effect a direct exchange by the Company of such Class A Common Stock or such cash, as applicable, for such Opco LLC Interests. The maximum number of shares of Class A Common Stock that will be issued in accordance with the redemptions provided for by the Second A&R Opco LLC Agreement is 73,581,208.

The information set forth under Item 5.03 below is incorporated herein by reference to this Item 3.02. The issuances in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition

Effective February 4, 2026, immediately following the effective time of the Amended and Restated Certificate of Incorporation, Peter Jonna, Frank Cannova, David Savage, Trey Bivins, Serge Gofer, Gregory M.E. Spierkel, Anthony L. (“Tony”) Trunzo and Neel Bhatia were appointed to the Company’s board of directors (the “Board”). The Board’s committees were also constituted as follows: Messrs. Trunzo, Cannova and Spierkel will serve on the Audit Committee; Messrs. Spierkel, Bhatia, Cannova and Savage will serve on the Compensation Committee; and Messrs. Jonna, Cannova and Bhatia will serve on the Nominating and Corporate Governance Committee.

2026 Equity Incentive Plan

Effective February 4, 2026, the Company’s Board of Directors and its then sole stockholder adopted and approved the Company’s 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”) in the form previously filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 4, 2026, which is attached hereto as Exhibit 10.7 and incorporated by reference herein. For further information regarding the 2026 Equity Incentive Plan, see “Executive and Director Compensation—2026 Equity Incentive Plan” in the Prospectus.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2026, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 2,000,000,000 shares of Class A Common Stock, 100,000,000 shares of Class B Common Stock, and 20,000,000 shares of preferred stock. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On February 4, 2026, the Company announced the pricing of its initial public offering of 56,000,000 shares of its Class A Common Stock at a price to the public of $27.00 per share. The offering consists of 16,586,427 shares of Class A Common Stock being sold by the Company and 39,413,573 shares of Class A Common Stock being sold by Forgent Parent I LP and Forgent Parent IV LP (the “Selling Stockholders”). In addition, the Company and the Selling Stockholders granted the underwriters a 30-day option to purchase up to an additional 2,487,964 shares and 5,912,036 shares, respectively, of Class A Common Stock.

On February 6, 2026, the Company issued a press release announcing the closing of the Offering of 56,000,000 shares of Class A Common Stock sold by the Company and the Selling Stockholders. On February 6, 2026, Goldman Sachs & Co. LLC, Jefferies LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters, exercised in full their option to purchase an additional 8,400,000 shares of Class A Common Stock. On February 9, 2026, the Company issued a press release announcing the closing of the overallotment exercise. A copy of the Company’s closing press release and closing press release in connection with the overallotment exercise are each filed herewith as Exhibit 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Forgent Power Solutions, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-8 filed on February 4, 2026).

3.2	Amended and Restated Bylaws of Forgent Power Solutions, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-8 filed on February 4, 2026).

10.1	Underwriting Agreement, dated February 4, 2026, by and among the Company. and the other parties thereto.

10.2	Tax Receivable Agreement, dated as of February 4, 2026, by and among the Company and each of the other parties from time to time party thereto.

10.3	Registration Rights Agreement, dated as of February 4, 2026, by and among the Company and each of the other parties from time to time thereto.

10.4	Second Amended and Restated Opco LLC Agreement, dated February 4, 2026, by and among the Company and the other parties thereto.

10.5	Stockholders Agreement, dated February 4, 2026, by and among the Company, Forgent Parent I LP, Forgent Parent II LP, Forgent Parent III LP and Forgent Parent IV LP.

10.6	Opco LLC Interest Redemption Agreement, dated January 26, 2026, by and among the Company and the other parties thereto.

10.7	Forgent Power Solutions, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on February 4, 2026).

99.1	Press Release of Forgent Power Solutions, Inc. dated February 6, 2026.

99.2	Press Release of Forgent Power Solutions, Inc. dated February 9, 2026.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Forgent Power Solutions, Inc.
Date: February 10, 2026

	By:	/s/ Tyson K. Hottinger
	Name:	Tyson K. Hottinger
	Title:	Chief Legal Officer

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